                                  Exhibit 99.2

 Series 1999-1 Monthly Certificateholders' Statement for the month of June 2002

                                                                   Series 1999-1

                                  Exhibit 99.2

 Series 1999-1 Monthly Certificateholders' Statement for the month of June 2002

                      Monthly Certificateholder's Statement
                          Saks Credit Card Master Trust
                                  Series 1999-1

Pursuant to the Master Pooling and Servicing Agreement dated as of August 21, 1997 (as amended or supplemented, the "Pooling and Servicing Agreement"), as supplemented by the Series 1999-1 Supplement, dated as of July 21, 1999 (the "Supplement" and together with the Pooling and Servicing Agreement, the "Agreement") each between Saks Credit Corporation (as successor to Proffitt's
    Credit Corporation) as Transferor, Saks Incorporated (formerly known as Proffitt's, Inc.) as Servicer, and Norwest Bank Minnesota, National Association as Trustee, the Servicer is required to prepare certain information each month regarding distributions to Certificateholders and the performance of the Trust. The information with respect to Series 1999-1 is set forth below:


Date of the Certificate                              July 10, 2002
Monthly Period ending                                June 30, 2002
Determination Date                                   July 10, 2002
Distribution Date                                    July 15, 2002

------------------------------------------------------------------------------------------------------------------------
                                     General
------------------------------------------------------------------------------------------------------------------------
101  Amortization Period                                                                                       Yes       101
102  Early Amortization Period                                                                                  No       102
103  Class A Investor Amount paid in full                                                                       No       103
104  Class B Investor Amount paid in full                                                                       No       104
105  Collateral Interest Amount paid in full                                                                    No       105
106  Saks Incorporated is the Servicer                                                                         Yes       106

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                                 Investor Amount
------------------------------------------------------------------------------------------------------------------------

                                                                              as of the end of          as of the end of
                                                                                  the prior               the relevant
                                                                               Monthly Period            Monthly Period
                                                                              ----------------          ----------------
107  Series 1999-1 Investor Amount                                             $   378,375,000  107(a)   $   378,375,000 107(b)
108     Class A Investor Amount                                                $   280,000,000  108(a)   $   280,000,000 108(b)
109     Class B Investor Amount                                                $    30,275,000  109(a)   $    30,275,000 109(b)
110     Collateral Interest Amount                                             $    68,100,000  110(a)   $    68,100,000 110(b)

111  Series 1999-1 Adjusted Investor Amount                                    $   141,258,333  111(a)   $    22,700,000 111(b)
112     Class A Adjusted Investor Amount                                       $    42,883,333  112(a)   $             - 112(b)
113        Principal Account Balance with respect to Class A                   $   237,116,667  113(a)   $   280,000,000 113(b)
114     Class B Adjusted Investor Amount                                       $    30,275,000  114(a)   $             - 114(b)
115        Principal Account Balance with respect to Class B                   $             -  115(a)   $    30,275,000 115(b)
116     Collateral Interest Adjusted Amount                                    $    68,100,000  116(a)   $    22,700,000 116(b)
117        Principal Account Balance with respect to the Collateral            $             -  117(a)   $    45,400,000 117(b)
             Interest

118  Class A Certificate Rate                                                                              2.06000%      118
119  Class B Certificate Rate                                                                              2.27000%      119

                                                                                                       as of the end of
                                                                               for the relevant         the relevant
                                                                                Monthly Period         Monthly Period
                                                                              -----------------       -----------------
120  Series 1999-1 Investor Percentage with respect to Finance                       12.24%     120(a)        2.01%      120(b)
     Charge Receivables
121     Class A                                                                       3.71%     121(a)        0.00%      121(b)
122     Class B                                                                       2.62%     122(a)        0.00%      122(b)
123     Collateral Interest                                                           5.90%     123(a)        2.01%      123(b)

124  Series 1999-1 Investor Percentage with respect to Principal                     32.77%     124(a)       33.57%      124(b)
     Receivables
125     Class A                                                                      24.25%     125(a)       24.84%      125(b)
126     Class B                                                                       2.62%     126(a)        2.69%      126(b)
127     Collateral Interest                                                           5.90%     127(a)        6.04%      127(b)

128  Series 1999-1 Investor Percentage with respect to Allocable                     12.24%     128(a)        2.01%      128(b)
     Amounts
129     Class A                                                                       3.71%     129(a)        0.00%      129(b)
130     Class B                                                                       2.62%     130(a)        0.00%      130(b)
131     Collateral Interest                                                           5.90%     131(a)        2.01%      131(b)

                                                                   Series 1999-1

------------------------------------------------------------------------------------------------------------------------
                                          Series 1999-1 Investor Distributions
------------------------------------------------------------------------------------------------------------------------
132  Class A distribution of collections of Principal Receivables per $1,000 of
     original principal amount                                                            $          1,000        132
133  Class B distribution of collections of Principal Receivables per $1,000 of
     original principal amount                                                            $          1,000        133
134  Collateral Interest distribution of collections of Principal Receivables
     per $1,000 of original principal amount                                              $          1,000        134
135  Class A distribution attributable to interest per $1,000 of original
     principal amount                                                                     $           1.60        135
136  Class B distribution attributable to interest per $1,000 of original
     principal amount                                                                     $           1.77        136
137  Collateral Interest distribution attributable to interest per $1,000 of
     original principal amount                                                            $           1.45        137
138  Monthly Servicing Fee for the next succeeding Distribution Date per $1,000
     of original principal amount                                                         $           0.10        138

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                                         Collections Allocated to Series 1999-1
------------------------------------------------------------------------------------------------------------------------

139  Series allocation of collections of Principal Receivables                            $     76,287,443        139
140    Class A                                                                            $     23,159,411        140
141    Class B                                                                            $     16,350,202        141
142    Collateral Interest                                                                $     36,777,829        142

143  Series allocation of collections of Finance Charge Receivables                       $      2,714,484        143
144    Class A                                                                            $        824,065        144
145    Class B                                                                            $        581,778        145
146    Collateral Interest                                                                $      1,308,640        146

     Available Funds
     ---------------
147    Class A Available Funds                                                            $      1,088,645        147
148  The amount to be withdrawn from the Reserve Account to be included in
     Class A Available funds                                                              $              -        148
149  Principal Investment Proceeds to be included in Class A Available Funds              $        258,347        149

150  The amount of investment earnings on amounts held in the Reserve Account to
     be included in Class A Available funds                                               $          6,232        150

151    Class B Available Funds                                                            $        609,712        151
152  The amount to be withdrawn from the Reserve Account to be included in
     Class B Available funds                                                              $              -        152
153  Principal Investment Proceeds to be included in Class B Available Funds              $         27,934        153

154    Collateral Interest Available Funds                                                $      1,350,529        154
155  The amount to be withdrawn from the Reserve Account to be included in
     Collateral Interest Available Funds                                                  $              -        155
156  Principal Investment Proceeds to be included in Collateral Interest
     Available Funds                                                                      $         41,889        156

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                                               Application of Collections
------------------------------------------------------------------------------------------------------------------------

     Class A
     -------
157  Class A Monthly Interest for the related Distribution Date, plus the amount of any Class A Monthly Interest previously due but not paid plus any additional interest with respect to interest amounts that were due but not
     paid on a prior Distribution date                                                    $        448,622        157
158  If Saks Incorporated is no longer the Servicer, an amount equal to Class A
     Servicing fee for the related Distribution Date                                      $              -        158
159  Class A Allocable Amount                                                             $        205,461        159
160  An amount to be included in the Excess Spread                                        $        434,562        160

                                                                   Series 1999-1

     Class B
     -------
161  Class B Monthly Interest for the related Distribution Date, plus the amount of any Class B Monthly Interest previously due but not paid plus any additional interest with respect to interest amounts that were due but not
     paid on a prior Distribution date                                                                         $       53,452    161
162  If Saks Incorporated is no longer the Servicer, an amount equal to Class B
     Servicing fee for the related Distribution Date                                                           $            -    162
163  An amount to be included in the Excess Spread                                                             $      556,260    163

     Collateral Interest
     -------------------
164  If Saks Incorporated is no longer the Servicer, an amount equal to
     Collateral Interest Servicing fee for the related Distribution Date                                       $            -    164
165  An amount to be included in the Excess Spread                                                             $    1,350,529    165

166  Available Excess Spread                                                                                   $    2,341,351    166
167  Available Shared Excess Finance Charge Collections                                                        $            -    167
168  Total Cash Flow available for Series 1999-1 waterfall                                                     $    2,341,351    168

169  Fund any Class A Required Amount                                                                          $            -    169
170  Class A Investor Charge Offs which have not been previously reimbursed                                    $            -    170
171  Class B Required Amount to the extent attributable to line 161 and line 162                               $            -    171

172  Class B Allocable Amount                                                                                  $      145,052    172
173  Excess of the Required Reserve Account Amount over the amount held in
     the Reserve Account                                                                                       $            -    173
174  An amount equal to any unreimbursed reductions of the Class B Investor
     Amount, if any, due to: (i) Class B Investor Charge Offs; (ii) Reallocated
     Principal Collections; (iii) reallocations of the Class B Investor Amount to
     the Class A Investor Amount                                                                               $            -    174
175  Collateral Monthly Interest for the related Distribution Date plus Collateral
     Monthly Interest previously due but not paid to holders of the Collateral
     Interest plus additional interest                                                                         $       98,518    175
176  Servicing Fee due for the relevant Monthly Period and not paid above plus
     any amounts previously due but not distributed to the Servicer                                            $       37,833    176
177  Collateral Interest Allocable Amount                                                                      $      326,278    177
178  Any unreimbursed reductions of the Collateral Interest Amount, if any, due to: (i) Collateral Interest Charge Offs; (ii) Reallocated Principal Collections;
     (iii) reallocations of the Collateral Interest Amount to the Class A or Class B
     Investor Amount                                                                                           $            -    178
179  Excess of the Required Spread Account Amount over the available Spread
     Account Amount                                                                                            $            -    179
180  The aggregate of any other amounts, if any, then due to the Collateral
     Interest Holder                                                                                           $            -    180
181  Shared Excess Finance Charge Collections                                                                  $    1,733,669    181

------------------------------------------------------------------------------------------------------------------------------------
                                                Determination of Monthly Principal
------------------------------------------------------------------------------------------------------------------------------------

182  Available Principal Collections held in the Collection Account                                            $  118,558,333    182
183  Available Principal Collections held in the Collection Account (prior to
     inclusion of amounts in line 184)                                                                         $   76,287,443    183
184  Shared Principal Collections allocated to Series 1999-1                                                   $   42,270,890    184

185  Controlled Deposit Amount for the Monthly Period (sum of line 186 and line 187)                           $  118,558,333    185
186  Controlled Accumulation Amount for the Monthly Period                                                     $  118,558,333    186
187  Deficit Controlled Accumulation Amount                                                                    $            -    187

188  Principal Collections deposited for the Monthly Period                                                    $  118,558,333    188

189  Class A Monthly Principal                                                                                 $   42,883,333    189

190  Class B Monthly Principal (only after payout of Class A or the accumulation
     of the Class A Investor Amount)                                                                           $   30,275,000    190
191  Available Principal Collections held in the Collection Account less portion of
     such Collections applied to Class A Monthly Principal                                                     $   75,675,000    191
192  Controlled Deposit Amount less Class A Monthly Principal                                                  $   75,675,000    192

                                                                   Series 1999-1

193 Collateral Interest Monthly Principal (only after payout of Class A and Class
    B or the accumulation of the Class A and Class B Investor Amount)                                       $ 45,400,000      193
194 Available Principal Collections held in the Collection Account less portion of
    such Collections applied to Class A and Class B Monthly Principal                                       $ 45,400,000      194
195 Controlled Deposit Amount less Class A and Class B Monthly Principal                                    $ 45,400,000      195

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                                                  Reallocated Principal Collections
---------------------------------------------------------------------------------------------------------------------------------

196 Reallocated Principal Collections                                                                       $          -      196
197   Collateral Subordinated Principal Collections (to the extent needed to
    fund Required Amounts)                                                                                  $          -      197
198   Class B Subordinated Principal Collections (to the extent needed to fund
    Required Amounts)                                                                                       $          -      198

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                                 Investor Default Amounts, Adjustment Amounts, and Allocable Amounts
---------------------------------------------------------------------------------------------------------------------------------

                                                                                        %                      Amount
                                                                                  --------------            ------------
199 Series 1999-1 Default Amount                                                      12.24%        199(a)  $    676,791      199(b)
200 Class A Investor Default Amount                                                    3.71%        200(a)  $    205,461      200(b)
201 Class B Investor Default Amount                                                    2.62%        201(a)  $    145,052      201(b)
202 Collateral Interest Default Amount                                                 5.90%        202(a)  $    326,278      202(b)

203 Series 1999-1 Adjustment Amount                                                                         $          -      203
204 Class A Adjustment Amount                                                                               $          -      204
205 Class B Adjustment Amount                                                                               $          -      205
206 Collateral Interest Adjustment Amount                                                                   $          -      206

207 Series 1999-1 Allocable Amount                                                                          $    676,791      207
208 Class A Allocable Amount                                                                                $    205,461      208
209 Class B Allocable Amount                                                                                $    145,052      209
210 Collateral Interest Allocable Amount                                                                    $    326,278      210

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                                                          Required Amounts
---------------------------------------------------------------------------------------------------------------------------------

211 Class A Required Amount                                                                                 $          -      211
212 Class A Monthly Interest for current Distribution Date                                                  $    448,622      212
213 Class A Monthly Interest previously due but not paid                                                    $          -      213
214 Class A Additional Interest for prior Monthly Period or previously due but
    not paid                                                                                                $          -      214
215 Class A Allocable Amount for current Distribution Date                                                  $    205,461      215
216 Class A Servicing Fee (if Saks Incorporated is no longer the Servicer)                                  $          -      216

217 Class B Required Amount                                                                                 $          -      217
218 Class B Monthly Interest for current Distribution Date                                                  $     53,452      218
219 Class B Monthly Interest previously due but not paid                                                    $          -      219
220 Class B Additional Interest for prior Monthly Period or previously due but
    not paid                                                                                                $          -      220
221 Class B Servicing Fee (if Saks Incorporated is no longer the Servicer)                                  $          -      221
222 Excess of Class B Allocable Amount over funds available to make payments                                $          -      222

223 Collateral Interest Required Amount                                                                     $          -      223
224 Collateral Monthly Interest for current Distribution Date                                               $     98,518      224
225 Collateral Monthly Interest previously due but not paid                                                 $          -      225
225 Collateral Interest Additional Interest for prior Monthly Period or previously
    due but not paid                                                                                        $          -      226
226 Collateral Servicing Fee (if Saks Incorporated is no longer the Servicer)                               $          -      227
227 Excess of Collateral Interest Allocable Amount over funds available to
    make payments                                                                                           $          -      228

---------------------------------------------------------------------------------------------------------------------------------
                                                    Reduction of Investor Amounts
---------------------------------------------------------------------------------------------------------------------------------
    Class A
    -------
229 Class A Investor Amount reduction                                                                       $          -      229
230   Class A Investor Charge Off                                                                           $          -      230

    Class B
    -------
231 Class B Investor Amount reduction                                                                       $          -      231
232   Class B Investor Charge Off                                                                           $          -      232
233   Reductions of the Class B Investor Amount due to Class A Allocable Amount                             $          -      233
234   Reallocated Principal Collections applied to Class A                                                  $          -      234

                                                                   Series 1999-1

     Collateral Interest
     -------------------
235  Collateral Interest Amount reduction                                                                     $         -    235
236  Collateral Interest Charge Off                                                                           $         -    236
237  Reductions of the Collateral Interest Amount due to Class A and Class
     B Allocable Amounts                                                                                      $         -    237
238  Reallocated Principal Collections applied to Class A and Class B                                         $         -    238

--------------------------------------------------------------------------------------------------------------------------------
                                                          Servicing Fee
--------------------------------------------------------------------------------------------------------------------------------

239  Series 1999-1 Servicing Fee                                                                              $    37,833    239
240  Class A Servicing Fee                                                                                    $         -    240
241  Class B Servicing Fee                                                                                    $         -    241
242  Collateral Interest Servicing Fee                                                                        $    37,833    242

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                                                         Reserve Account
--------------------------------------------------------------------------------------------------------------------------------

243  Required Reserve Account Amount                                                                          $ 5,675,626    243
244  Reserve Account reinvestment rate                                                                               1.29%   244
245  Reserve Account reinvestment earnings                                                                    $     6,232    245
246  Reserve Account balance                                                                                  $ 5,675,625    246

247  Accumulation Period Length                                                                                  3 months    247

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                                                          Excess Spread
--------------------------------------------------------------------------------------------------------------------------------

248  Portfolio Yield for Monthly Period (excluding Shared Excess Finance Charge
     Collections from other Series)                                                                                  7.52%   248
249  Base Rate for Monthly Period                                                                                    4.04%   249
250  Portfolio Yield minus Base Rate for such Monthly Period                                                         3.48%   250
251  Three month average of Portfolio Yield minus Base Rate                                                          7.99%   251


        IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 10th day of July, 2002.

        Saks Incorporated,
        as Servicer

        By___________________________________________

        Name:  Scott A. Honnold
        Title: Vice President and Treasurer